UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      September 30, 2005

                               Anza Capital, Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                     O-24512                 88-1273503
       (State or other               (Commission            (I.R.S. Employer
jurisdiction of incorporation)       File Number)          Identification No.)


                         3200 Bristol Street, Suite 700
                              Costa Mesa, CA 92626
               (Address of principal executive offices) (zip code)


                                 (714) 866-2100
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

      On September 30, 2005, Anza Capital, Inc., a Nevada corporation (referred to as "We" or "Anza") entered into a Reorganization, Stock and Asset Purchase Agreement by and among Anza and American Residential Funding, Inc., a Nevada corporation ("AMRES"), on the one hand, and Vince Rinehart, a shareholder and our sole officer and director ("Rinehart") and AMRES Holding, LLC, a Nevada limited liability company under control of Rinehart ("AMRES Holding"), on the other hand, whereby we will sell substantially all of our assets to AMRES Holding, on or about November 8, 2005, including but not limited to all of our ownership interest in our subsidiary, AMRES, in exchange for (i) the delivery by Rinehart of his entire ownership interest in Anza, consisting of 988,275 shares of common stock and 18,800 shares of Series F Convertible Preferred Stock, to Viking Investments USA, Inc., a Delaware corporation ("Viking"); (ii) the termination by Rinehart of that certain Employment Agreement dated June 1, 2001, by and between Rinehart and Anza; (iii) the assumption by AMRES of all obligations under that certain real property lease by and between Anza and Fifth Street Properties-DS, LLC; (iv) the delivery by AMRES to Viking of its ownership interest in Anza, consisting of 4,137,500 shares of our common stock; and (v) delivery by AMRES Holding of warrants to acquire 250,000 shares of our common stock to Viking.

      On September 30, 2005, AMRES Holding entered into a Stock Purchase Agreement with Cranshire Capital, L.P. ("Cranshire"), The dotCom Fund, LLC ("dotCom"), and Keyway Investments, Ltd. ("Keyway") (each a "Seller" and collectively the "Sellers"), whereby the Sellers will sell to AMRES Holding, on or about November 8, 2005, an aggregate of 3,043,945 shares of our common stock, 8,201.5 shares of our Series D Preferred stock, and warrants to purchase 750,000 shares of our common stock, in exchange for the total purchase price of $125,000. The Sellers do not bear a related-party relationship to Anza or its management. These securities will all be sold to Viking pursuant to the terms of Common Stock Purchase Agreement as reported in our Current Report on Form 8-K dated September 23, 2005.

EXHIBITS

10.1     Reorganization, Stock and Asset Purchase Agreement dated September 30,
         2005.

10.2     Stock Purchase Agreement dated September 30, 2005.







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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 3, 2005            Anza Capital, Inc.,
                                   a Nevada corporation



                                   /s/ Vincent Rinehart
                                   --------------------------------------------
                                   By: Vincent Rinehart
                                   Its:  President and Chief Executive Officer





















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